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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                November 4, 1998
                       ---------------------------------
                Date of report (Date of earliest event reported)

                              SUNTERRA CORPORATION
                       ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)

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
          Maryland                 000-21193             95-4582157
(State or other Jurisdiction     Commission Title       (IRS Employer
     of Incorporation)                Number)        Identification Number)
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                       1875 SOUTH GRAND STREET, SUITE 650
                          SAN MATEO, CALIFORNIA 94402
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (650) 312-7171
                       ---------------------------------
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

     On November 4, 1998, Sunterra Corporation, a Maryland corporation (the "Company"), issued a press release announcing its third quarter earnings. A copy of the press release is attached as exhibit 99 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS

         Exhibit 99 - Text of Press Release issued by the Company dated November 4, 1998.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNTERRA CORPORATION

                                    By: /s/ THOMAS A. BELL
                                        ---------------------------
                                        Name: Thomas A. Bell
                                        Title: Senior Vice President and
                                               General Counsel

Dated: November 10, 1998

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                                 EXHIBIT INDEX

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
99   Text of Press Release issued by the Company dated November 4, 1998
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